                                             UAM Funds
                                             Funds for the Informed Investor/sm/

MJI International Equity Portfolio
Semi-Annual Report                                              October 31, 2001


                                                                UAM(R)

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 2001

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1

Portfolio of Investments....................................................   5

Statement of Assets and Liabilities.........................................  10

Statement of Operations.....................................................  11

Statement of Changes in Net Assets..........................................  12

Financial Highlights........................................................  13

Notes to Financial Statements...............................................  15
--------------------------------------------------------------------------------

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 2001

Dear Shareholders

During the six months ended October 31, 2001, the global slowdown gathered pace, driven initially by the rising oil prices and then by the collapse in investments following the boom of 1999 and 2000. The weakening global outlook was dealt a further blow with the September 11 attacks on the U.S. The attacks took an immediate toll on the airlines which saw passenger numbers collapse and marked an end to the long running consumer boom, a main support of the U.S. and global economy. Markets reacted with a near 10% sell-off in the following week but subsequently prices stabilized and began a modest recovery. By the end of October, the MSCI EAFE Index had fallen by 18.4%. The Portfolio's Institutional Class and Institutional Service Class also declined 18.4% over the same period.

Economic and Market Review

The collapse in growth was first evident in the U.S. and took longer to manifest itself in Europe and the Far East. The Federal Reserve Board (the "Fed") was proactive throughout the year easing monetary conditions as the pace of growth slowed. By August, it had cut the Fed Funds Rate by 300 basis points (or 3%) in response to the flagging economy. This easing struck observers as extreme and was well ahead of the pace followed by central banks in other regions, with the exception of Japan where several years of low growth had given rise to rates which were almost zero. However, as the statistics on the U.S. economy were released, the reasons for the aggressive policy became clear. With the collapse in consumer confidence after September 11, the Fed acted again making two further cuts, totalling 100 basis points, by early October. On this occasion, other central banks followed suit, increasing global liquidity.

The U.K. economy was one of the most resilient in Europe through the period. With unemployment still close to record lows, borrowing was strong, house prices remained firm and consumer sentiment held up surprisingly well. Latterly, a rising trend of plant closures has given cause for concern and growth estimates for 2001 have been pared back from 2.25% to 1.75%, with a slight improvement expected in 2002. Against this optimistic background, the U.K., measured by the MSCI United Kingdom Index, was one of the better markets during the period, declining by 11.8%.

The European markets suffered from lowered growth estimates and a European Central Bank ("ECB") slow to act. The primary concern of the ECB remained the control of inflation. With the Euro weakening, and oil prices at a high level for most of the year, the ECB was concerned that this would feed through to consumer prices. However, it did join the world's leading central banks to cut rates after September 11, fearing a wider collapse in confidence. The MSCI European Index declined by 17.0%.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The MSCI Japan Index fell 23.4% during the period, touching its lowest level in 18 years. Unusually, this was against a background where there were signs of an improvement coming through in the economy. The concern had been that the banks would struggle to reduce their bad debts at a time when the economy as a whole was still in decline. However, there were signs that earnings were beginning to improve which meant that stock pricing was becoming anomalous to the earnings outlook. In addition, the Bank of Japan now has a free hand to flood the Japanese system with liquidity and has been diligent to this end. Short-term funds available in the banking system are running at double the normal levels.

Investment strategy

In the UK, core investments in GlaxoSmithKline and some of the domestic banks saw good returns, but investments in the telephone groups, British Telecommunications and Vodafone Group, suffered. The results in Continental Europe were mixed: the Swiss market is usually one of the most defensive and could be expected to perform well when markets are under stress. However, through the period, as bad debt exposure ballooned, performance of the financial sector collapsed.

In Japan we reduced exposure to technology-based manufacturers and broadened the coverage of investments. We assessed that the key to performance in the Japanese market would be structural reform and we looked for companies which were showing a commitment to change by focusing their operations and trimming non-core activities. The election of the reformist Prime Minister, Junichiro Koizumi, set the scene for wide-ranging changes supported by government. In the event, some progress was made in consolidating the banking sector, interest rates remained at zero and liquidity flowed. We focused on companies such as Terumo, a manufacturer of medical equipment.

Market Outlook for 2001, 2002
We had been looking for a modest recovery in global economic activity in the latter half of this year and expected this to be reflected in the financial markets in the final quarter. The September 11 attacks likely will push out the recovery to next year at the earliest, and the fear of a continuing war will likely unsettle markets and could prolong the period of low growth. As we indicated above, the slowdown in global activity seen prior to September 11 was unprecedented in recent years and the attacks will likely see earnings weaken further. To reinvigorate growth two conditions must be satisfied: monetary and fiscal conditions should be eased to take the pressure off corporations and individuals suffering from cashflow problems and

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

investors need to be confident that business conditions will turn up in the foreseeable future. The restoration of investor confidence takes time but the easing of monetary conditions can be achieved much faster and it is here that the response from national authorities has been swift and coordinated. The central banks have cut interest rates and provided ample liquidity to markets, particularly in the U.S. and Japan. Although demand is still weak, in some areas, such as Japan, earnings are rising and with stock prices under pressure, the situation is becoming increasingly attractive for long-term investors.

During the period we began to focus the Portfolio more on cyclical stocks which would be beneficiaries of stable or improving economies. The current newsflow is poor and will likely remain so through the final quarter of this year. Using the events of September 11 and following as part of the reason, many companies will attempt to clear the decks with negative news, job cuts and slimmed down manufacturing plans, etc. Thus, there will likely be more bad news over the coming weeks. However, the extent of this slowdown has already reached levels seen in the 1990/1991 recession and certain indicators have reached extreme levels. As a result, we believe that the so-called defensive stocks have been bid up to unrealistic valuations and have already begun to underperform the market. Investors are looking to those companies which will benefit from the anticipated upturn in activity. We will continue to tilt the Portfolio in this direction, adding to cyclical exposure.

Performance

Over the six months ended October 31, 2001, the Portfolio's Institutional Class and Institutional Service Class matched the MSCI EAFE Index at -18.4%. Overall stock selection was weak only in the U.K. where exposure to the collapse in telecom carriers held back the Portfolio. U.K. investments returned -23.4% versus -11.8% for the MSCI United Kingdom Index. European investment returns were ahead of the MSCI Europe Index at -16.1% versus -17.0% for the index. Although the Japanese market overall was a poor performer, Japanese stock selection was substantially ahead returning -17.3% versus -23.4%, for the MSCI Japan Index. Asia ex-Japan returns were in line with the index.

/s/ Andrew Preston

Andrew Preston
Portfolio Manager
November 14, 2001

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                      Definition of the Comparative Index
                      -----------------------------------

Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FOREIGN COMMON STOCK - 92.6%

                                                      Shares           Value
                                                    ----------      ----------
AUSTRALIA -- 1.9%
 QBE Insurance Group ...............................   111,600      $  390,252
                                                                    ----------
DENMARK -- 0.8%
 TDC A/S ...........................................     4,813         165,325
                                                                    ----------
FINLAND -- 1.3%
 Stora Enso Oyj, Cl R ..............................    22,960         279,181
                                                                    ----------
FRANCE -- 10.6%
 Air Liquide .......................................     1,270         171,355
 Aventis ...........................................     4,250         312,937
 Cap Gemini ........................................     2,030         114,276
 Carrefour .........................................     4,762         243,837
 Castorama Dubois Investissements ..................     3,200         152,471
 Club Mediterranee .................................     5,491         173,002
 Havas Advertising .................................    21,470         159,539
 L'OREAL ...........................................     4,020         277,716
 Pechiney, Cl A ....................................     5,960         273,777
 Schneider Electric ................................     3,420         137,016
 Sodexho Alliance ..................................     4,206         198,130
                                                                    ----------
                                                                     2,214,056
                                                                    ----------
GERMANY -- 0.9%
 Bayerische Motoren Werke ..........................     6,330         188,147
                                                                    ----------
HONG KONG -- 3.7%
 Giordano International ............................ 1,142,000         486,814
 Swire Pacific, Cl B ...............................   507,500         296,042
                                                                    ----------
                                                                       782,856
                                                                    ----------
ITALY -- 7.9%
 ENI-Ente Nazionale Idrocarburi ....................    29,121         365,112
 RAS-Riunione Adriatica di Sicurta .................    31,307         375,882
 San Paolo-IMI .....................................    23,780         249,956
 Telecom Italia ....................................    37,493         313,047
 TIM ...............................................    63,600         346,571
                                                                    ----------
                                                                     1,650,568
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

FOREIGN COMMON STOCK - continued

                                                      Shares           Value
                                                    ----------      ----------
JAPAN -- 18.6%
 Fuji Photo Film ...................................     9,000      $  297,047
 Fujikura ..........................................    53,000         234,680
 Honda Motor .......................................     7,200         258,225
 Japan Telecom .....................................         7          21,903
 Kao ...............................................    13,000         307,994
 Mabuchi Motor .....................................     4,000         330,052
 NTT Docomo ........................................        20         271,231
 Olympus Optical ...................................    22,000         326,931
 Rohm ..............................................     3,100         329,995
 Shin-Etsu Chemical ................................     9,500         312,773
 Terumo ............................................    21,300         352,375
 UFJ Holdings ......................................        52         231,951
 Uni-Charm .........................................    11,000         283,975
 Yamanouchi Pharmaceutical .........................    11,000         326,212
                                                                    ----------
                                                                     3,885,344
                                                                    ----------

NETHERLANDS -- 8.8%
 ASML Holding ......................................    10,800         155,641
 DSM ...............................................     6,490         211,316
 Elsevier ..........................................    11,207         130,315
 IHC Caland ........................................     3,650         182,295
 ING Groep .........................................     8,050         200,843
 Koninklijke Philips Electronics ...................    10,010         227,564
 Royal Dutch Petroleum .............................     6,000         305,337
 TPG ...............................................     9,220         180,373
 Vedior ............................................    26,441         242,917
                                                                    ----------
                                                                     1,836,601
                                                                    ----------

PORTUGAL -- 0.8%
 Portugal Telecom SGPS .............................    20,425         161,892
                                                                    ----------
SINGAPORE-- 3.7%
 Overseas-Chinese Banking ..........................    87,000         500,740
 Singapore Airlines ................................    58,000         268,651
                                                                    ----------
                                                                       769,391
                                                                    ----------
SPAIN -- 4.9%
 Altadis ...........................................    18,740         308,044
 Grupo Dragados ....................................    12,450         151,273
 Telefonica ........................................    23,495         282,300


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

FOREIGN COMMON STOCK - continued

                                                      Shares           Value
                                                    ----------      ----------
SPAIN -- continued
 Union Fenosa ......................................    19,010      $  282,689
                                                                    ----------
                                                                     1,024,306
                                                                    ----------
SWEDEN -- 3.9%
 Assa Abloy, Cl B ..................................    19,460         222,326
 Skandia Forsakrings ...............................    34,510         207,680
 Svenska Handelsbanken, Cl A .......................    19,380         239,635
 Volvo, Cl B .......................................    10,800         150,299
                                                                    ----------
                                                                       819,940
                                                                    ----------
SWITZERLAND -- 5.7%
 Credit Suisse Group* ..............................     4,320         157,942
 Nestle, Cl B ......................................     1,540         319,713
 Swiss Re ..........................................     4,040         415,653
 UBS ...............................................     6,400         297,679
                                                                    ----------
                                                                     1,190,987
                                                                    ----------
UNITED KINGDOM -- 19.1%
 3I Group ..........................................    14,730         158,950
 Anglo American ....................................    15,666         200,491
 Berkeley Group ....................................    17,380         132,698
 BOC Group .........................................    13,257         180,265
 BP ................................................    51,255         413,698
 British Telecommunications ........................    46,213         233,882
 Carlton Communications ............................    64,760         179,885
 Dixons Group ......................................    47,500         145,757
 GlaxoSmithKline ...................................    13,626         366,601
 HSBC Holdings .....................................    41,464         454,369
 Lloyds TSB Group ..................................    27,353         276,070
 Logica ............................................    15,740         170,307
 Marconi ...........................................    41,580          17,361
 Prudential ........................................    13,000         136,123
 Reuters Group .....................................    29,044         274,974
 Shire Pharmaceuticals .............................    11,798         171,578
 Vodafone Group ....................................   204,370         472,572
                                                                    ----------
                                                                     3,985,581
                                                                    ----------

TOTAL FOREIGN COMMON STOCK
(Cost $23,634,598) .................................                19,344,427
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                          MJI INTERNATIONAL EQUITY PORTFOLIO
                                   OCTOBER 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 3.1%

                                                       Face
                                                      Amount           Value
                                                    ----------      ----------
REPURCHASE AGREEMENT -- 3.1%
 JP Morgan Chase Securities, Inc. 2.40%,
  dated 10/31/01, due 11/01/01, to be
  repurchased at $652,043, collateralized
  by $560,787 of various U.S. Treasury
  Notes, valued at $673,965
  (Cost $652,000) ................................. $  652,000     $   652,000
                                                                   -----------
        TOTAL INVESTMENTS -- 95.7%
         (Cost $24,286,598) (a) ...................                 19,996,427
                                                                   -----------
        OTHER ASSETS AND LIABILITIES, NET -- 4.3%..                    889,574
                                                                   -----------
        TOTAL NET ASSETS -- 100.0% ................                $20,886,001
                                                                   ===========

            *  Non-Income Producing Security
           Cl  Class
          (a) The cost for federal income tax purposes was $24,286,598. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $4,290,171. This consisted of aggregate gross unrealized appreciation for all securities of $424,830 and aggregate gross unrealized depreciation for all securities of $4,715,001.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

At October 31, 2001, sector diversification of the Portfolio was as follows:

                                                       % of           Market
Sector Diversification                              Net Assets        Value
----------------------                              ----------     -----------
Foreign Common Stock
Banks.............................................     11.5%        $2,408,342
Telephones & Telecommunications...................     10.9          2,286,084
Insurance.........................................      8.3          1,726,433
Electronic Components & Equipment.................      7.5          1,560,621
Medical Products & Services.......................      7.3          1,529,703
Petroleum & Fuel Products.........................      5.2          1,084,147
Food, Beverage & Tobacco..........................      5.1          1,069,724
Consumer Products.................................      4.2            869,685
Retail............................................      3.8            785,042
Chemicals.........................................      3.4            704,354
Photographic Equipment & Supplies.................      3.0            623,978
Automotive........................................      2.9            596,671
Metals............................................      2.4            496,103
Transportation....................................      2.1            449,024
Consumer Services.................................      2.0            425,212
Multimedia........................................      1.9            405,289
Broadcasting, Newspapers & Advertising............      1.6            339,424
Diversified Operations............................      1.4            296,042
Computers & Services..............................      1.4            284,583
Building & Construction...........................      1.4            283,971
Paper & Paper Products............................      1.3            279,181
Mining & Minerals.................................      1.0            200,491
Leisure & Recreation..............................      0.8            173,002
Industrial........................................      0.8            171,355
Financial Services................................      0.8            158,950
Machinery.........................................      0.6            137,016
                                                      ------       -----------
Total Foreign Common Stock........................     92.6         19,344,427
Repurchase Agreement..............................      3.1            652,000
                                                      ------       -----------
Total Investments.................................     95.7         19,996,427
Other Assets & Liabilities, Net...................      4.3            889,574
                                                      ------       -----------
Net Assets........................................     00.0%       $20,886,001
                                                      ======       ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 2001 (Unaudited)

--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost ...........................................    $ 24,286,598
                                                                    ============
Investments, at Value -- Note A ................................    $ 19,996,427
Cash ...........................................................             595
Foreign Currency (Cost $599,604) ...............................         603,834
Receivable for Investments Sold ................................         606,500
Foreign Withholding Tax Reclaim Receivable .....................          38,344
Interest Receivable ............................................          13,117
Receivable for Portfolio Shares Sold ...........................              42
                                                                    ------------
  Total Assets .................................................      21,258,859
                                                                    ------------

Liabilities
Payable for Investments Purchased ..............................         311,770
Payable for Portfolio Shares Redeemed ..........................          26,776
Payable for Custodian Fees .....................................           2,657
Payable for Administrative Fees -- Note C ......................           1,725
Payable for Distribution and Service Fees -- Note D ............           1,503
Other Liabilities ..............................................          28,427
                                                                    ------------
  Total Liabilities ............................................         372,858
                                                                    ------------
Net Assets .....................................................    $ 20,886,001
                                                                    ============

Net Assets Consist of:
Paid in Capital ................................................    $ 30,455,341
Undistributed Net Investment Income ............................          83,430
Accumulated Net Realized Loss ..................................      (5,363,603)
Unrealized Depreciation ........................................      (4,289,167)
                                                                    ------------
Net Assets .....................................................    $ 20,886,001
                                                                    ============
Institutional Class Shares
Net Assets .....................................................    $ 20,299,781
                                                                    ============

Net Asset Value, Offering and Redemption Price Per Share
 3,002,929 shares outstanding (Unlimited authorization,
 no par value) .................................................           $6.76
                                                                           =====

Institutional Service Class Shares
Net Assets .....................................................    $    586,220
                                                                    ============

Net Asset Value, Offering and Redemption Price Per Share
 87,764 shares outstanding (Unlimited authorization,
 no par value) .................................................           $6.68
                                                                           =====

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              SIX MONTHS ENDED OCTOBER 31, 2001
                                              (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income

Dividends......................................................     $   300,872
Less: Foreign Taxes Withheld...................................         (27,701)
                                                                    ------------
  Total Income.................................................         273,171
                                                                    ------------
Expenses

Investment Advisory Fees -- Note B.............................          90,210
Administrative Fees -- Note C..................................          43,071
Custodian Fees.................................................          31,626
Printing Fees..................................................          26,832
Legal Fees.....................................................          26,430
Shareholder Servicing Fees -- Note F...........................          26,340
Transfer Agent Fees............................................          25,136
Registration and Filing Fees...................................          23,039
Audit Fees.....................................................           8,883
Trustees' Fees -- Note E.......................................           1,283
Other Expenses.................................................          12,605
                                                                    ------------
  Total Expenses...............................................         315,455
                                                                    ------------
Less:
Waiver of Investment Advisory Fees.............................         (90,210)
Reimbursement of Other Expenses................................         (43,890)
                                                                    ------------
 Net Expenses Before Expense Offset............................         181,355

Expense Offset -- Note A.......................................             (26)
                                                                    ------------
 Net Expenses After Expense Offset.............................         181,329
                                                                    ------------
Net Investment Income..........................................          91,842
                                                                    ------------
Net Realized Gain (Loss) on:
 Investments...................................................      (2,191,466)
 Foreign Currency Transactions.................................          92,592
                                                                    ------------
Net Realized Loss on Investments and Foreign Currency
 Transactions..................................................      (2,098,874)
                                                                    ------------
Net Change in Unrealized Appreciation (Depreciation) on:
 Investments...................................................      (2,616,752)
 Foreign Currency Transactions.................................           3,492
                                                                    ------------
Net Change in Unrealized Appreciation (Depreciation)...........      (2,613,260)
                                                                    ------------
Net Realized and Unrealized Loss on Investments and
 Foreign Currency..............................................      (4,712,134)
                                                                    ------------
Net Decrease in Net Assets Resulting From Operations...........     $(4,620,292)
                                                                    ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months
                                                       Ended            Year
                                                    October 31,         Ended
                                                       2001           April 30,
                                                    (Unaudited)         2001
                                                    ----------       ----------
Investment Activities:
 Net Investment Income ..........................  $    91,842      $    74,325
 Net Realized Loss ..............................   (2,098,874)        (839,378)
 Net Change in Unrealized Appreciation
   (Depreciation) on Investments and Foreign
   Currency Transactions ........................   (2,613,260)      (7,640,696)
                                                   -----------      -----------
Net Decrease in Net Assets Resulting
 from Operations ................................   (4,620,292)      (8,405,749)
                                                   -----------      -----------
Distributions to Shareholders From:
 Net Investment Income:
   Institutional Class ..........................           --         (725,730)
   Institutional Service Class ..................           --          (46,447)
 In Excess of Net Investment Income:
   Institutional Class ..........................           --          (11,434)
   Institutional Service Class ..................           --             (732)
 Net Realized Gain:
   Institutional Class ..........................           --       (5,243,862)
   Institutional Service Class ..................           --         (341,128)
 In Excess of Net Realized Gain:
   Institutional Class ..........................           --       (1,599,201)
   Institutional Service Class ..................           --         (104,033)
                                                   -----------      -----------
Total Distributions .............................           --       (8,072,567)
                                                   -----------      -----------
Capital Share Transactions -- Note I:
Institutional Class Shares:
 Issued .........................................   15,135,291       68,100,490
 Issued in Lieu of Cash Distribution ............           --        5,065,891
 Redeemed .......................................  (21,267,250)     (64,905,267)
                                                   -----------      -----------
 Net Increase (Decrease) from Institutional
   Class Shares .................................   (6,131,959)       8,261,114
                                                   -----------      -----------
 Institutional Service Class Shares:
   Issued .......................................      767,268        3,226,113
   Issued in Lieu of Cash Distribution ..........           --          492,340
   Redeemed .....................................   (1,409,674)      (4,257,476)
                                                   ------------     -----------

Net Decrease from Institutional Service Class
 Shares .......................................       (642,406)        (539,023)
                                                   -----------      -----------
Net Increase (Decrease) from Capital Share
   Transactions .................................   (6,774,365)       7,722,091
                                                   -----------      -----------
   Total Decrease in Net Assets .................  (11,394,657)      (8,756,225)
                                                   -----------      -----------
Net Assets:
Beginning of Period .............................   32,280,658       41,036,883
                                                   -----------      -----------
End of Period (Including undistributed net
 investment income and (distributions in excess
 of net investment income) of $83,430 and
 $(101,004), respectively) ......................  $20,886,001      $32,280,658
                                                   ===========      ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 2001

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                                  Institutional Class
                                          ---------------------------------------------------------------
                                          Six Months
                                            Ended
                                          October 31,                  Year Ended April 30,
                                             2001      --------------------------------------------------
                                         (Unaudited)    2001       2000       1999       1998       1997
                                          ----------   ------     ------     ------     ------     ------
Net Asset Value, Beginning of Period ....  $  8.27    $ 14.23    $ 12.85    $ 12.29    $ 10.65    $ 10.27
                                           -------    -------    -------    -------    -------    -------
Income from Investment Operations
 Net Investment Income (Loss)++ .........     0.03       0.11      (0.01)      0.03       0.07       0.06
 Net Realized and Unrealized
   Gain (Loss) ..........................    (1.54)     (3.08)      2.59       0.82       2.02       0.42
                                           -------    -------    -------    -------    -------    -------
 Total from Investment Operations .......    (1.51)     (2.97)      2.58       0.85       2.09       0.48
                                           -------    -------    -------    -------    -------    -------
Distributions
 Net Investment Income ..................       --      (0.29)        --      (0.07)     (0.04)     (0.01)
 In Excess of Net Investment Income .....       --         --@        --         --         --         --
 Net Realized Gain ......................       --      (2.07)     (1.20)     (0.22)     (0.41)     (0.09)
 In Excess of Net Realized Gain .........       --      (0.63)        --         --         --         --
                                           -------    -------    -------    -------    -------    -------
 Total Distributions ....................       --      (2.99)     (1.20)     (0.29)     (0.45)     (0.10)
                                           -------    -------    -------    -------    -------    -------
Net Asset Value, End of Period ..........  $  6.76    $  8.27    $ 14.23    $ 12.85    $ 12.29    $ 10.65
                                           -------    -------    -------    -------    -------    -------
Total Return+ ...........................   (18.38)%** (23.26)%    20.07%      7.17%     20.39%      4.67%
                                           =======    =======    =======    =======    =======    =======
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ..........................  $20,300    $30,934    $38,270    $21,006    $32,296    $28,818
Ratio of Expenses to Average
   Net Assets ...........................     1.51%*     1.49%      1.56%      1.50%      1.50%      1.50%
Ratio of Net Investment Income
   (Loss) to Average Net Assets .........     0.77%*     0.22%     (0.11)%     0.21%      0.60%      0.68%
Portfolio Turnover Rate .................       42%       112%        85%        48%        80%        47%


  * Annualized
 ** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ Per share amounts are based on average outstanding shares for the years
    1999, 2000 and for the six months ended October 31, 2001.
  @ Amount is less than $0.01 per share.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 2001
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                             Institutional Service Class
                                          ---------------------------------------------------------------------
                                          Six Months                                               December 31,
                                            Ended                                                    1996***
                                          October 31,                    Year Ended April 30,          to
                                             2001        ---------------------------------------    April 30,
                                         (Unaudited)      2001       2000       1999       1998       1997
                                          ----------     ------     ------     ------     ------     ------
Net Asset Value, Beginning
 of Period...............................  $  8.17      $ 14.15     $12.81    $ 12.26     $10.65     $10.53
                                           -------      -------     ------    -------     ------     ------
Income from Investment Operations
 Net Investment Income (Loss)++..........     0.03         0.06      (0.07)     (0.01)      0.04       0.01
 Net Realized and Unrealized
   Gain (Loss)...........................    (1.52)       (3.05)      2.61       0.82       2.02       0.11
                                           -------      -------     ------    -------     ------     ------
 Total from Investment Operations........    (1.49)       (2.99)      2.54       0.81       2.06       0.12
                                           -------      -------     ------    -------     ------     ------

Distributions
 Net Investment Income...................       --        (0.29)        --      (0.04)     (0.04)        --
 In Excess of Net Investment Income......       --           --@        --         --         --         --
 Net Realized Gain.......................       --        (2.07)     (1.20)     (0.22)     (0.41)        --
 In Excess of Net Realized Gain..........       --        (0.63)        --         --         --         --
                                           -------      -------     ------    -------     ------     ------
 Total Distributions.....................       --        (2.99)     (1.20)     (0.26)     (0.45)        --
                                           -------      -------     ------    -------     ------     ------
Net Asset Value, End of Period...........  $  6.68      $  8.17     $14.15    $ 12.81     $12.26     $10.65
                                           =======      =======     ======    =======     ======     ======
Total Return.............................   (18.36)%+**  (23.60)%+   19.81%+     6.90%+    20.11%+     1.14%**
                                           =======      =======     ======    =======     ======     ======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands)...........................  $   586      $ 1,347     $2,767    $10,391     $7,251     $3,920
Ratio of Expenses to Average
 Net Assets..............................     1.76%*       1.72%      1.83%      1.75%      1.75%      1.76%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets...................     0.73%*      (0.01)%    (0.48)%    (0.12)%     0.29%      0.59%*
Portfolio Turnover Rate..................       42%         112%        85%        48%        80%        47%


  *  Annualized
 **  Not Annualized
***  Inception of Institutional Service Class Shares.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ Per share amounts are based on average outstanding shares for the years 1999, 2000 and for the six months ended October 31, 2001.
  @  Amount is less than $0.01 per share.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The MJI International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 2001, the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares -- Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide maximum total return, including both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid quoted on such day. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

         2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes receivable recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

          5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

          6. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains or losses on investments.

          Permanent book and tax basis differences may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

          Permanent book-tax differences, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that

 UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          8. Implementation of New Accounting Standards: The Portfolio implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on May 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

          B. Investment Advisory Services: Under the terms of an investment advisory agreement, Aberdeen Asset Management Inc. (the "Adviser") provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The former Adviser, Murray Johnstone International Ltd., (the "Former Adviser") and the Adviser are subsidiaries of Aberdeen Asset Management plc. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"). The Adviser and Former Adviser voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

          C. Administrative Services: The UAM Funds and SEI Investments Mutual Funds Services, (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, are parties to an Administration Agreement (the "Agreement") dated April 1, 2001, under which the Administrator provides the UAM Funds with certain legal, accounting, and shareholder services for an annual fee of 0.093% of the average daily net assets of the Portfolio, an annual base fee of $59,500, and a fee based on the number of active shareholder accounts. The Administrator may, at its sole discretion waive all or a portion of its fees.

          Prior to April 1, 2001, UAM Fund Services, Inc., provided and oversaw administrative services to the Portfolio.

          DST Systems, Inc., (the "Transfer Agent") serves as the Transfer Agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the UAM Funds.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the six months ended October 31, 2001, the Portfolio paid PBHGSSC $6,124.

     D. Distribution Services: The UAM Funds and Funds Distributor, Inc. (the "Distributor"), are parties to a Distribution Agreement dated April 1, 2001. The Distributor receives no fees for its distribution services under this agreement.

     Prior to April 1, 2001, UAM Fund Distributors, Inc., distributed the shares of the Portfolio.

     The Portfolio has adopted Distribution and Services Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the six months ended October 31, 2001, the Portfolio made purchases of $9,461,752 and sales of $11,229,479 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 2001, the Portfolio had no borrowings under the agreement.

     I. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:


                                          Institutional                  Service
                                          Class Shares                 Class Shares
                                  --------------------------    -------------------------
                                   Six Months       Year        Six Months       Year
                                     Ended         Ended          Ended         Ended
                                  October 31,     April 30,     October 31,    April 30,
                                      2001          2001           2001          2001
                                  -----------    -----------    ----------    -----------
Shares Issued ..................   1,928,383      7,337,606       95,979        367,731
In Lieu of Cash Distributions ..          --        543,551           --         53,341
Shares Redeemed ................  (2,666,552)    (6,829,083)    (173,057)      (451,865)
                                  -----------    -----------    -----------   -----------
Net Increase (Decrease) from
   Capital Share Transactions ..    (738,169)     1,052,074      (77,078)       (30,793)
                                  ===========    ===========    ===========   ===========


     J. Other: At October 31, 2001 the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each class of shares was as follows:

                                          No. of                 % Ownership
                                       Shareholders             of Share Class
                                     ----------------          ----------------
Institutional Class Shares.....             3                         76%
Service Class Shares...........             2                        100%

     At October 31, 2001, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

                                     NOTES

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III                      Linda T. Gibson
Trustee, President and Chairman        Vice President and Secretary

John T. Bennett, Jr.                   Sherry Kajdan Vetterlein
Trustee                                Vice President and Assistant Secretary

Nancy J. Dunn                          Christopher Salfi
Trustee                                Treasurer

Philip D. English                      Suzan M. Barron
Trustee                                Assistant Secretary

William A. Humenuk                     Molly S. Mugler
Trustee                                Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Aberdeen Asset Management Inc.
One Albyn Place
Aberdeen, Scotland

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                                        ------------------------------------
                                        This report has been prepared for
                                        shareholders and may be distributed
                                        to others only if preceded or
                                        accompanied by a current prospectus.
                                        ------------------------------------